SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 26, 1998
                                ----------------



                           First Security Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                      1-6906                       87-6118148
   --------                      ------                       ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of                  Number)                 Identification No.)
incorporation)



     79 South Main, P.O. Box 300006, Salt Lake City, Utah         84130-0006
     -----------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code: (801) 246-5706



                                 Not applicable
                                 --------------
                                  (Former Name)


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Item 5.  Other Events.

Introduction

            On October 26, 1998, the Board of Directors (the "Board") of First Security Corporation, a Delaware corporation (the "Company"), amended ("Amendment No. 3") the Company's Shareholder Rights Agreement, dated as of August 28, 1989, as previously amended as of September 26, 1989 and as of May 18, 1993 (the "Rights Plan"), by and between the Company and First Chicago Trust Company of New York, as successor Rights Agent (the "Rights Agent") and adopted a successor shareholder rights agreement with substantially similar terms to the Rights Plan, as amended, to take effect immediately upon the expiration of the Rights Plan on August 28, 1999.

Amendments to the Rights Plan

            Among other amendments included in Amendment No. 3, the Board amended the price at which a registered holder would be entitled to purchase from the Company one one-thousandth of a share of the Company's Junior Series B Preferred Stock, without par value. The Exercise Price had formerly been set at $100 per right (before adjustment for the Company's 1991, 1992, 1996, 1997 and 1998 3-for-2 stock splits, or $13.17 after split adjustments), and has been amended to so as to be set at $85 per right (after adjustment for such stock splits). The Board also made certain technical amendments to the Rights Plan. A copy of Amendment No. 3 to the Rights Plan, dated as of October 27, 1998, by and between the Company and the Rights Agent, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Successor Rights Plan

            In connection with the Successor Rights Plan, the Board declared a dividend of one right (a "Successor Right") for each outstanding share of common stock, par value $1.25 per share, of the Company (the "Common Stock"). The dividend is payable on August 28, 1999 (the "Record Date") to the stockholders of record as that date. The description and terms of the Successor Rights are set forth in an agreement, dated as of October 27, 1998, by and between the Company and the Rights Agent (the "Successor Rights Plan"). The successor Rights Plan is substantially similar to the Rights Plan, as amended. A copy of the Successor Rights Plan is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial statements of business acquired.
                Not applicable.

            (b) Pro forma financial information.
                Not applicable.

            (c) Exhibits. The following exhibits are filed with this Report:

              Exhibit   Description
              No.

              4.1 Amendment No. 3 to Rights Plan, dated as of October 27, 1998, by and between the Company and the Rights Agent.

              4.2 Successor Rights Plan, dated as of October 27, 1998, by and between the Company and the Rights Agent, which includes the form of Certificate of Designations setting forth the terms of the Junior Series B Preferred Stock, without par value, as Exhibit A, Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                       FIRST SECURITY CORPORATION
                                       --------------------------
                                               (Registrant)

                                       By /s/ Scott C. Ulbrich
                                          ---------------------------
                                          Name:   Scott C. Ulbrich
                                          Title:  Executive Vice President --
                                                  Finance and Capital
                                                  Markets, and Chief
                                                  Financial Officer

Dated:  November 2, 1998

                           FIRST SECURITY CORPORATION

                           Current Report on Form 8-K

                                  Exhibit Index

              Exhibit   Description
              No.

              4.1 Amendment No. 3 to Rights Plan, dated as of October 27, 1998, by and between the Company and the Rights Agent.

              4.2 Successor Rights Plan, dated as of October 27, 1998, by and between the Company and the Rights Agent, which includes the form of Certificate of Designations setting forth the terms of the Junior Series B Preferred Stock, without par value, as Exhibit A, Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.